Exhibit 10.21

AMENDMENT #2 TO LICENSE AGREEMENT

This Amendment ( “Amendment2”) to that certain License Agreement dated as of July 23, 2007 as amended effective October 23, 2009 (the “License Agreement”), is entered into by and between AIR PRODUCTS AND CHEMICALS, INC., a Delaware corporation (“AIR PRODUCTS”) and INOGEN, INC., a Delaware corporation (“INOGEN”), effective as of October 4, 2010 (the “Amendment2 Effective Date”). All capitalized terms not otherwise defined in this Amendment2 shall have the meaning as set forth in the License Agreement.

WHEREAS, INOGEN and AIR PRODUCTS would like to effectively manage patent prosecution and maintenance costs of the AP Technology;

WHEREAS, INOGEN and AIR PRODUCTS would like to more clearly define one of the defined terms of the License Agreement;

WHEREAS, INOGEN and AIR PRODUCTS would like to further extend the disclosure period for the exchange of confidential information between the Parties;

WHEREAS, the Parties intend to modify the License Agreement;

WHEREAS, to accomplish the objectives of the preceding WHEREAS clauses, the Parties wish to amend the terms of the License Agreement as set forth in this Amendment2.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to this Amendment of the License Agreement as follows:

1.	Section 1.14 shall be deleted and replaced in its entirety with the following:

“1.14 Pending Litigation – means any ongoing legal proceeding pending before a state or federal court, irrespective of when filed, involving any patent of the Assigned Patents, including, but not limited to, actions for patent infringement, actions for declaratory relief of patent non-infringement, invalidity or unenforceability, actions to collect or enforce judgments for patent infringement, appeals of reissue and reexamination proceedings decided by the United States Patent and Trademark Office (“USPTO”), and appeals of interference proceedings decided by the USPTO, where the parties to such legal proceeding have not exhausted all appealable issues to the highest possible court. For the purposes of clarity, Pending Litigation involves a third party, unless otherwise agreed to in writing by the Parties.”

2.	Section 7.1 shall be deleted and replaced in its entirety with the following:

“7.1 The disclosure period in Section 3.1 of the CDA is extended until one year after the execution of this Amendment2, to protect the continued disclosure and exchange of confidential information (particularly during the provision of Technical Services) under the License Agreement. The disclosure period may be further extended by the written agreement of the two Parties. The purpose in Section 1 of the CDA is extended to cover the purposes of the License Agreement and the enforcement of the Assigned Patents. All the other terms and conditions of the CDA continue in full force and effect.”

3. Appendix A shall be deleted from the License Agreement and replaced in its entirety with the Appendix A that is attached hereto. The Appendix A attached hereto is marked-up to show the patents and patent applications that the Parties have agreed to abandon.

4. Except as otherwise expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS THEREOF, the parties have executed this Agreement by their duly authorized representatives.

INOGEN, INC.		AIR PRODUCTS AND CHEMICALS, INC.

By:	/s/ Ray Huggenberger	By:	/s/ M. M. Alger

Name:	Ray Huggenberger	Name:	M. M. Alger

Title:	CEO	Title:	Vice President and Chief Technology Officer

Date:	10/4/2010	Date:	9/27/2010

APPENDIX A

LIST OF U.S. PATENTS AND U.S. PATENT APPLICATIONS AND THEIR FOREIGN EQUIVALENTS

U.S. Patent or Application Number	Air Products Docket Number	Title	US Application or Grant Date	Status	Foreign Equivalents (Patent or Application number)
5,656,064	05322	Base Treated Alumina in Pressure Swing Adsorption	8/12/1997	Issued

Belgium (0766991),

Canada (2186681),

China (ZL96120134.7),

France (0766991),

Germany (69626913.9-08),

G. Britain (0766991),

Italy (0766991),

Japan (2785870),

Korea South (192691),

Norway (316950),

Spain (ES2194959),

Taiwan (87470)

N/A	06249	Pressure Swing Adsorption Process Operation and Optimization	N/A	Issued China and Japan, Europe Pending	~~China (03147620.1),~~ EPC (03014498.4), Japan (4028447)

6,802,889	06251	Pressure Swing Adsorption System for Gas Separation	10/12/2004	Issued in all	France (1426094), Germany (60318673), Great Britain (1426094), Japan (4125667), ~~Portugal (1426094),~~ Spain (1426094)

N/A	6251D	Pressure Swing Adsorption System for Gas Separation	N/A	Pending	Japan (2008-061807)

11/542895 Pub # US-2008-0083331-A1	06869N	Performance Stability in Rapid Cycle Pressure Swing Adsorption Systems	8/28/2006	Pending in all	Canada (2604637) ~~China (200710162225.7)~~ EPC (07117595.4) ~~India (2239/CHE/2007) Japan (2007-259343) S. Korea (10-2007-0099299) Taiwan (96137059)~~

U.S. Patent or Application Number	Air Products Docket Number	Title	US Application or Grant Date	Status	Foreign Equivalents (Patent or Application number)
US 7717981	06923N	Performance Stability in Shallow Beds in Pressure Swing Adsorption Systems	10/4/2006	Pending in all	Canada (2604410) ~~China (200710162250.5) India (2238/CHE/2007) Japan (2007-259963) S. Korea (10-2007-0099530) Taiwan (96137061)~~

~~12/275752 Pub # US 2009-0071333-Al~~	~~6923NP~~	~~Performance Stability in Shallow Beds in Pressure Swing Adsorption Systems~~	~~11/21/2008~~	~~Pending~~	~~China (200910258489.1) EPC (-08171141.8) India (2863/CH E/2009) Japan (2009-262790) Korea (10-2009-0112515) Taiwan (98138904)~~

US 7500490	06735	Rotary Valve with Internal Leak Control System	7/31/2006	ISSUED in all except pending in Japan	France (1752204) Great Britain (1752204) Spain (1752204) Germany (1752204) Japan (2006213507)

US 7273051	06479	Dual Mode Medical Oxygen Concentrator	1/22/2004	ISSUED	N/A

N/A	06502	Weight-Optimized Portable Oxygen Concentrator	N/A	Pending	Canada (2507464) EPC (05010785.3) Japan (2005-148104)

US 7350521	06479P	Simplified Dual Mode Medical Oxygen Concentrator	1/13/2005	Pending Canada and Japan others issued	Canada (2493495) France (1568391) Germany (1568391) Great Britain (1568391) ~~Portugal(1568391)~~ Spain (1568391) Japan (2005-15856)

US 7510601	06828	Continuous Flow Portable Medical Oxygen Concentrator	12/20/2005	Issued US and Japan; EPC pending	EPC (06025927.2) Japan (4495140)

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